Exhibit 10 (f)
                        Amendment #5 to Loan Agreement
                              dated June 30, 1996



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
                                William Farber
                                 32640 Whatley
                           Franklin, Michigan 48025



                                 June 30, 1996


Mr. Jeffrey Moshal
Lannett Company, Inc.
9000 State Road
Philadelphia, Pennsylvania 19136


      Re: Loan Agreement between William Farber ("Lender") and Lannett Company, Inc., a Delaware corporation ("Borrower") dated August 30, 1991, as amended by Amendment #1 to Loan Agreement dated as of March 15, 1993, and by letter agreements dated August 1, 1994, May 15, 1995, December 31, 1995 and June 30, 1996.


Dear Jeffrey:

      This letter confirms that the Maturity Date (as defined in the Loan Agreement) for the Revolving Credit Loan is extended to July 1, 1998. This letter also confirms that the Lender will not declare an Event of Default under the Loan Agreement or any promissory note or other document executed and delivered in connection with the Loan Agreement if Borrower fails to pay interest accrued from July 1, 1996 to June 30, 1997 on the Revolving Credit Loan (as defined in the Loan Agreement) or the Term Loan (as defined in the Loan Agreement) in monthly installments as currently provided in the Loan Agreement; provided that (i) Borrower pays such accrued interest in twenty-four (24) equal monthly installments, commencing August 15, 1997 and continuing on the fifteenth day of each month thereafter until paid in full, and (ii) any such accrued interest shall in any event be paid in full on the maturity date of the respective Loans.

                               Very Truly Yours,

                               /s/ William Farber
                              -------------------
                                William Farber



AGREED TO AND ACCEPTED:

LANNETT COMPANY, INC.


By:/s/ Jefffrey M. Moshal
   ---------------------
     Jeffrey M Moshal, Vice President - Finance and Treasurer


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